Reimagining Mental Health Q1 2023 Earnings Presentation • May 10, 2023 Exhibit 99.2

Forward-Looking Statements DISCLAIMERS Cautionary Note Regarding Forward-Looking Statements This presentation and related oral statements, including during any question and answer portion of the presentation, contain forward-looking statements about LifeStance Health Group, Inc. and its subsidiaries (“LifeStance”) and the industry in which LifeStance operates, including statements regarding full-year and second-quarter guidance and management’s related assumptions, future results of operations and financial position of LifeStance, which are subject to known and unknown uncertainties and contingencies outside of LifeStance's control and which are largely based on our current expectations and projections about future events and financial trends that we believe may affect LifeStance's financial condition, results of operations, business strategy, and prospects. LifeStance's actual results, events, or circumstances may differ materially from these statements. 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These forward-looking statements are subject to a number of risks, uncertainties, factors and assumptions, including, among other things: we may not grow at the rates we historically have achieved or at all, even if our key metrics may imply future growth, including if we are unable to successfully execute on our growth initiatives and business strategies; if we fail to manage our growth effectively, our expenses could increase more than expected, our revenue may not increase proportionally or at all, and we may be unable to execute on our business strategy; our ability to recruit new clinicians and retain existing clinicians; if reimbursement rates paid by third-party payors are reduced or if third-party payors otherwise restrain our ability to obtain or deliver care to patients, our business could be harmed; we conduct business in a heavily regulated industry and if we fail to comply with these laws and government regulations, we could incur penalties or be required to make significant changes to our operations or experience adverse publicity, which could have a material adverse effect on our business, results of operations and financial condition; we are dependent on our relationships with affiliated practices, which we do not own, to provide health care services, and our business would be harmed if those relationships were disrupted or if our arrangements with these entities became subject to legal challenges; we operate in a competitive industry, and if we are not able to compete effectively, our business, results of operations and financial condition would be harmed; the impact of health care reform legislation and other changes in the healthcare industry and in health care spending on us is currently unknown, but may harm our business; if our or our vendors' security measures fail or are breached and unauthorized access to our employees', patients' or partners' data is obtained, our systems may be perceived as insecure, we may incur significant liabilities, including through private litigation or regulatory action, our reputation may be harmed, and we could lose patients and partners; our business depends on our ability to effectively invest in, implement improvements to and properly maintain the uninterrupted operation and data integrity of our information technology and other business systems; our existing indebtedness could adversely affect our business and growth prospects; and the other factors set forth in our filings with the Securities and Exchange Commission. The forward-looking statements, together with statements relating to our past performance, should not be regarded as a reliable indicator of our future performance. We undertake no obligation to update any forward-looking statements made in this presentation to reflect events or circumstances after the date of this presentation or to reflect new information or the occurrence of unanticipated events, except as may be required by law. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Our forward-looking statements do not reflect the potential impact of any future mergers, dispositions, joint ventures, or investments. Use of Non-GAAP Financial Measures In addition to financial measures presented in accordance with U.S. generally accepted accounting principles (“GAAP”), this presentation includes certain non-GAAP financial measures, including Center Margin, Adjusted EBITDA and Adjusted EBITDA Margin. These non-GAAP measures are in addition to, and not a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. GAAP. The non-GAAP financial measures used by LifeStance may differ from the non-GAAP financial measures used by other companies. A reconciliation of these measures to the most directly comparable U.S. GAAP measure is included in the Appendix to these slides or as otherwise described in these slides. Market and Industry Data This presentation also contains information regarding our market and industry that is derived from third-party research and publications. This information involves a number of assumptions and limitations. Forecasts, assumptions, expectations, beliefs, estimates and projections involve risk and uncertainties and are subject to change based on various factors.

LifeStance: Reimagining Mental Healthcare *Note: Unless otherwise stated, data is as of March 31, 2023; (1) Trailing twelve months Building the Leading Outpatient Mental Health Platform Increasing access to trusted, affordable, and personalized mental healthcare A truly healthy society where mental and physical healthcare are unified to make lives better OUR VISION OUR MISSION Tech-enabled platform supporting hybrid model of virtual and in-person care In-network reimbursement providing affordable access to high-quality care National platform with unmatched scale Multidisciplinary clinician model composed of W-2 employed psychiatrists, APNs, psychologists & therapists 5,961 Clinicians 19% Y/Y Growth $909M Revenue | TTM(1) 25% Y/Y TTM(1) Growth 6.0M Visits | TTM(1) 600+ Centers in 34 States 1 2 3 4

Q1 2023 Highlights Q1 Revenue of $252.6 million increased 24% year-over-year Total clinicians of 5,961, +19% Y/Y; 330 net clinician adds in Q1 Q1 Center Margin of $69.6 million, or 27.6% as a percentage of revenue Q1 Adjusted EBITDA of $10.1 million, or 4.0% as a percentage of revenue Ended Q1 with a cash position of $68.3 million Continued to deploy proprietary online booking and intake experience (“OBIE”) across the country, which is now live in 26 states Made progress against strategic initiatives, including signing with vendors to implement an HRIS and a technology platform that enables credentialing and onboarding of clinicians Note: See reconciliation of GAAP to non-GAAP measures in the Appendix to this presentation.

Q1 2023 Results Adjusted EBITDA (in $M) Center Margin (in $M) Clinicians Revenue (in $M) 6.2% 4.0% 26.7% 27.6% Center Margin (% of total revenue) +28% +24% +19% -19% Adj. EBITDA (% of total revenue) Note: See reconciliation of GAAP to non-GAAP measures in the Appendix to this presentation.

Quarterly Trends Clinicians Adjusted EBITDA (in $M) Adj. EBITDA (% of total revenue) Center Margin (in $M) Revenue (in $M) Center Margin (% of total revenue) 26.7% 28.5% 27.7% 27.3% 27.6% 6.2% 7.0% 7.1% 4.4% 4.0% Note: See reconciliation of GAAP to non-GAAP measures in the Appendix to this presentation.

Balance Sheet, Cash Flow, and Capital Allocation *Long-Term Debt is Net of Current Portion and Unamortized Discount and Debt Issue Costs Balance Sheet & Cash Flow Capital Allocation Evolving from purely growth mindset to balanced set of objectives that include operational excellence, profitable growth, and disciplined capital deployment $225M Net Long-term Debt* Cash & Cash Equivalents $68M ($8M) Operating Cash Flow (Q1) $8M Capital Expenditures (Q1) De Novos Selective deployment to enable clinician and market growth Opened 3 de novos in Q1 Acquisitions Disciplined investments to drive growth Completed 3 acquisitions in Q1

2023 Guidance (All $ in M) FY 2023 Q2 2023 Revenue $990 – $1,020 (Raised from $980 - $1,020) $250 – $260 Center Margin $274 – $290 (Raised from $270 - $290) $69 – $76 Adj. EBITDA $50 – $62 (Reaffirmed) $10 – $16 Note: Center Margin and Adjusted EBITDA anticipated for second quarter of 2023 and full year 2023 are calculated in a manner consistent with the historical presentation of these measures in the Appendix to this presentation. Reconciliation for the forward- looking second quarter of 2023 and full year 2023 Center Margin and Adjusted EBITDA guidance is not being provided, as LifeStance does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation. LifeStance management cannot estimate on a forward-looking basis without unreasonable effort the impact these variables and individual adjustments will have on its reported results. Planning Assumptions Assumes ~40-45 de novo center openings Assumes M&A spend of ~$40M, inclusive of up to $20M in earnouts from prior years’ acquisitions Assumes no further COVID-related impacts or changes in the labor market environment

Appendix

2023 2022 ($M) Q1 Q4 Q3 Q2 Q1 Total revenue $252.6 $229.4 $217.6  $209.5   $203.1    Operating expenses     Center costs, excluding depreciation and amortization 183.0 166.7 157.3  149.7   148.9  General and administrative 84.6 89.8 81.2  103.6   103.4  Depreciation and amortization 19.1 18.9 17.9  16.7   15.7  Loss from operations (34.1) (46.0) (38.8)  (60.5)  (64.9) Other income (expense) Gain (loss) on remeasurement of contingent consideration 1.0 (2.2) 1.2  (0.2)  (0.4) Transaction costs (0.1) (0.2) (0.2)  (0.0)  (0.3) Interest expense, net (5.1) (5.2) (4.2)  (7.1)  (3.4) Other expense (0.0) (0.1) (0.1) —         — Total other expense (4.2) (7.7) (3.4)  (7.3)  (4.2) Loss before taxes (38.3) (53.7) (42.2)  (67.8)  (69.0) Income tax benefit (provision) 4.0 7.1  4.4   (0.9)   6.7  Net loss ($34.2) ($46.7)  ($37.9)  ($68.7)  ($62.3) Other comprehensive (loss) income Unrealized (losses) gains on cash flow hedge, net of tax (1.3) 0.1 3.2 — — Comprehensive loss ($35.5) ($46.6) ($34.7) ($68.7) ($62.3) Subtotals in the schedule above may not foot due to rounding. Amounts are unaudited. Quarterly Statements of Operations and Comprehensive Loss

Quarterly GAAP to Non-GAAP Reconciliations – Center Margin 2023 2022 ($M) Q1 Q4 Q3 Q2 Q1 Loss from operations ($34.1) ($46.0) ($38.8) ($60.5) ($64.9)         Adjusted for:         Depreciation and amortization 19.1 18.9 17.9 16.7 15.7 General and administrative (1) 84.6 89.8 81.2 103.6 103.4 Center Margin $69.6 $62.7 $60.3 $59.8 $54.2 Subtotals in the schedule above may not foot due to rounding. Amounts are unaudited. (1) Represents salaries, wages and employee benefits for our executive leadership, finance, human resources, marketing, billing and credentialing support and technology infrastructure and stock-based compensation for all employees.

Quarterly GAAP to Non-GAAP Reconciliations – Adjusted EBITDA   2023 2022 ($M) Q1 Q4 Q3 Q2 Q1 Q1   Net loss ($34.2) ($46.7) ($37.9) ($68.7) ($62.3) ($62.3)           Adjusted for:         Interest expense, net 5.1 5.2 4.2 7.1 3.4 3.4 Depreciation and amortization 19.1 18.9 17.9 16.7 15.7 15.7 Income tax (benefit) provision (4.0) (7.1) (4.4) 0.9 (6.7) (6.7) (Gain) loss on remeasurement of contingent consideration (1.0) 2.2 (1.2) 0.2 0.4 0.4 Stock-based compensation 23.9 35.2 34.9 57.5 59.9 59.9 Loss on disposal of assets 0.0 0.1 0.1 — - — Transaction costs (1) 0.1 0.2 0.2 0.0 0.3 0.3 Executive transition costs 0.2 0.8 0.5 — - — Litigation costs (2) 0.4 0.7 0.1 — - — Strategic initiatives (3) 0.4 — — — — Other expenses (4) 0.3 0.6 0.9 0.9 1.8 1.8 Adjusted EBITDA $10.1 $10.2 $15.4 $14.6 $12.5 $12.5     Subtotals in the schedule above may not foot due to rounding. Amounts are unaudited.   (1) Primarily includes capital markets advisory, consulting, accounting and legal expenses related to our acquisitions. (2) Litigation costs include only those costs which are considered non-recurring and outside of the ordinary course of business based on the following considerations, which we assess regularly: (i) the frequency of similar cases that have been brought to date, or are expected to be brought within two years, (ii) the complexity of the case, (iii) the nature of the remedy(ies) sought, including the size of any monetary damages sought, (iv) the counterparty involved, and (v) our overall litigation strategy. (3) Represents costs, such as third-party consulting costs and one-time costs, that are not part of our ongoing operations related to our systems strategic initiatives. (4) Primarily includes costs incurred to consummate or integrate acquired centers, certain of which are wholly-owned and certain of which are affiliated practices, in addition to the compensation paid to former owners of acquired centers and related expenses that are not reflective of the ongoing operating expenses of our centers. Acquired center integration and other are components of general and administrative expenses included in our unaudited consolidated statements operations and comprehensive loss. Former owner fees is a component of center costs, excluding depreciation and amortization included in our unaudited consolidated statements of operations and comprehensive loss.

2023 2022 ($M) Q1 Q4 Q3 Q2 Q1 Key Metrics Clinicians 5,961 5,631 5,431 5,226 4,989       Total Revenue $252.6 $229.4 $217.6 $209.5 $203.1         Center costs, excluding depreciation and amortization 183.0 166.7 157.3 149.7 148.9 Center Margin (Non-GAAP) $69.6 $62.7 $60.3 $59.8 $54.2 % Margin 27.6% 27.3% 27.7% 28.5% 26.7%       General and administrative 84.6 89.8 81.2 103.6 103.4 Depreciation and amortization 19.1 18.9 17.9 16.7 15.7 Loss from operations (34.1) (46.0) (38.8) (60.5) (64.9)       Other (expenses) income       Other (expenses) income (0.1) (0.6) 1.0 (8.3) 2.5 Net loss ($34.2) ($46.7) ($37.9) ($68.7) ($62.3)         Other comprehensive (loss) income Unrealized (losses) gains on cash flow hedge, net of tax (1.3) 0.1 3.2 — — Comprehensive loss ($35.5) ($46.6) ($34.7) ($68.7) ($62.3) Adjusted EBITDA build       Net loss (34.2) (46.7) (37.9) (68.7) (62.3) Interest expense, net 5.1 5.2 4.2 7.1 3.4 Depreciation and amortization 19.1 18.9 17.9 16.7 15.7 Income tax (benefit) provision (4.0) (7.1) (4.4) 0.9 (6.7) (Gain) loss on remeasurement of contingent consideration (1.0) 2.2 (1.2) 0.2 0.4 Stock-based compensation 23.9 35.2 34.9 57.5 59.9 Loss on disposal of assets 0.0 0.1 0.1 — — Transaction costs 0.1 0.2 0.2 0.0 0.3 Executive transition costs 0.2 0.8 0.5 — — Litigation costs 0.4 0.7 0.1 — — Strategic initiatives 0.4 — — — — Other expenses 0.3 0.6 0.9 0.9 1.8 Adjusted EBITDA (Non-GAAP) $10.1 $10.2 $15.4 $14.6 $12.5 % Margin 4.0% 4.4% 7.1% 7.0% 6.2% Subtotals in the schedule above may not foot due to rounding. Amounts are unaudited. Non-GAAP Financial Metrics

  2023 2022 ($M)   Q1 Q4 Q3 Q2 Q1  Current assets    Cash and cash equivalents   68.3 108.6 90.3 96.7 114.0 Patient accounts receivable, net   118.4 100.9 113.3 99.7 95.0 Prepaid expenses and other current assets   25.8 23.7 49.0 47.9 54.3 Total current assets   212.5 233.2 252.6 244.3 263.3 Property and equipment, net   193.5 194.2 193.4 190.7 170.9 Right-of-use assets   196.2 199.4 — — — Intangible assets, net   254.0 263.3 272.5 282.1 291.2 Goodwill   1,293.6 1,272.9 1,249.8 1,243.7 1,229.3 Other noncurrent assets   8.8 10.8 11.4 7.9 3.7 Total noncurrent assets   1,946.1 1,940.6 1,727.1 1,724.4 1,695.1 Total assets   $2,158.6 $2,173.9 $1,979.7 $1,968.7 $1,958.4 Accounts payable   7.7 12.3 7.9 12.9 15.1 Accrued payroll expenses   83.7 75.7 61.6 61.2 73.2 Other accrued expenses   32.0 30.4 29.3 26.2 21.8 Current portion of contingent consideration   13.3 15.9 10.8 9.0 13.5 Operating lease liabilities, current   41.6 38.8 — — — Other current liabilities   2.8 2.9 2.6 2.2 2.0 Total current liabilities   181.1 176.0 112.3 111.5 125.6 Long-term debt, net   224.8 225.1 212.0 203.4 177.4 Operating lease liabilities, noncurrent 207.9 212.6 — — — Contingent consideration, net of current portion   — — 1.5 3.7 1.1 Deferred tax liability, net   37.6 38.7 55.4 54.3 54.3 Other noncurrent liabilities 2.1 2.8 67.0 64.5 57.5 Total noncurrent liabilities   472.3 479.1 335.9 325.8 290.3 Total liabilities    $653.4 $655.1 $448.2 $437.4 $415.9 Common stock   3.8 3.8 3.8 3.8 3.7 Additional paid-in capital   2,108.2 2,084.3 2,050.5 2,015.7 1,958.2 Accumulated other comprehensive income 2.0 3.3 3.2 — — Accumulated deficit   (608.8) (572.6) (526.0) (488.1) (419.4) Total stockholders’ equity   1,505.1 1,518.7 1,531.5 1,531.3 1,542.5 Total liabilities and stockholders’ equity   $2,158.6 $2,173.9 $1,979.7 $1,968.7 $1,958.4   Subtotals in the schedule above may not foot due to rounding. Amounts are unaudited.   Quarterly Balance Sheets

Statements of Cash Flows ($M) Q1’23 Q1’22 CASH FLOWS FROM OPERATING ACTIVITIES Net loss ($34.2) ($62.3) Adjustments to reconcile net loss to net cash (used in) provided by operating activities:        Depreciation and amortization 19.1 15.7 Non-cash operating lease costs 10.1 — Stock-based compensation 23.9 59.9 Amortization of discount and debt issue costs 0.5 0.3 (Gain) loss on remeasurement of contingent consideration (1.0) 0.4 Loss on disposal of assets 0.0 — Change in operating assets and liabilities, net of businesses acquired:     Patient accounts receivable, net (17.1) (18.1) Prepaid expenses and other current assets (4.5) (12.1) Accounts payable (5.5) 1.9 Accrued payroll expenses 7.7 12.8 Operating lease liabilities (8.7) — Other accrued expenses 2.0 4.9 Net cash (used in) provided by operating activities ($7.9) $3.3 CASH FLOWS FROM INVESTING ACTIVITIES Purchases of property and equipment (7.7) (27.9) Acquisitions of businesses, net of cash acquired (19.8) (22.9) Net cash used in investing activities ($27.5) ($50.9) CASH FLOWS FROM FINANCING ACTIVITIES Proceeds from long-term debt — 20.0 Payments of long-term debt (0.6) (0.3) Payments of contingent consideration (4.3) (5.7) Taxes related to net share settlement of equity awards — (0.4) Net cash (used in) provided by financing activities ($4.9) $13.5   NET DECREASE IN CASH AND CASH EQUIVALENTS ($40.3) ($34.0) Cash and Cash Equivalents - Beginning of period 108.6 148.0 CASH AND CASH EQUIVALENTS – END OF PERIOD $68.3 $114.0 Subtotals in the schedule above may not foot due to rounding. Amounts are unaudited.

2023 2022 ($M) Q1 Q4 Q3 Q2 Q1 Net cash (used in) provided by operating activities ($7.9) $36.0 $5.7 $7.8 $3.3       Purchases of property and equipment ($7.7) ($10.4) ($15.1) ($25.9) ($27.9) Free Cash Flow ($15.6) $25.6 ($9.4) ($18.1) ($24.6) We define FCF, a non-GAAP performance measure, as net cash provided by operating activities less purchases of property and equipment. We believe that FCF is a useful indicator of liquidity that provides information to management and investors about the amount of cash generated from our operations that, after investments in property and equipment, can be used for future growth. FCF is presented for supplemental informational purposes only and has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of other GAAP financial measures, such as net cash provided by operating activities. It is important to note that other companies, including companies in our industry, may not use this metric, may calculate metrics differently, or may use other financial measures to evaluate their liquidity, all of which could reduce the usefulness of this non-GAAP metrics as a comparative measure. The above table presents a reconciliation of net cash provided by operating activities to FCF, the most directly comparable financial measure calculated in accordance with GAAP. Amounts are unaudited. Quarterly GAAP to Non-GAAP Reconciliations – Free Cash Flow (FCF)

Quarterly Visits and Total Revenue Per Visit 2023 2022 Q1 Q4 Q3 Q2 Q1 Total Revenue ($M) $252.6 $229.4 $217.6 $209.5 $203.1 Total Visits (000s) 1,665 1,487 1,429  1,413  1,392 Total Revenue Per Visit (TRPV) $152 $154 $152 $148 $146 Amounts are unaudited.